Exhibit 10.2

Execution Copy

LOCK-UP AGREEMENT

November 2, 2010

Infinity I-China Fund (Cayman) L.P.
Lead Investor and As Representative of the Several Investors
Unit 3501 Lippo Centre, Tower 1
89 Queensway Road, Admiralty
Hong Kong, China

Re:	Offering of Common Stocks to Investors

Ladies and Gentlemen:

The undersigned, a holder of common stock, par value $0.001 per share (“Common Stock”), or rights to acquire Common Stock, of THT Heat Transfer Technology, Inc. (the “Company”) understands that you, as representative of the several Investors, propose to enter into a Securities Purchase Agreement (the “Purchase Agreement”) with the Company and certain other parties named therein, pursuant to which the Company will issue and sell in a private offering of Common Stock of the Company (the "Offering") to Investors. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.

In connection with the Offering, the Company has agreed to provide the Investors certain registration rights, and in furtherance thereof has agreed to file a registration statement to enable the Investors to resell certain of the securities subject of the Offering.

It is a condition to the Investors' respective obligations to close under the Purchase Agreement and provide the financing contemplating by the Offering that the Undersigned execute and deliver to the Investors this Lock-Up Agreement (“Agreement”).

In consideration of the Investors' agreement to enter into the Purchase Agreement and to proceed with the Offering of the Common Stocks, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agree for the benefit of the Company, you and the other Investors to execute and deliver this Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, intending to be legally bound, agree as follows:

1. Effectiveness of Agreement. This Agreement shall become null and void if the Purchase Agreement is terminated prior to its Closing as to all Investors.

2. Representations and Warranties. Each of the undersigned, by their respective execution and delivery of this Agreement, hereby represents and warrants to the Investors that (a) each of the undersigned has the full right, capacity and authority to execute, deliver and perform its obligations under this Agreement, (b) this Agreement has been duly executed and delivered by the undersigned and is the binding and enforceable obligation of the undersigned and its successors, assigns, heirs or personal representatives, enforceable against the same in accordance with the terms of this Agreement and (c) the execution, delivery and performance of the undersigned’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which the undersigned is a party or to which the assets or securities of the undersigned are bound.

3. No Reliance. Each of the undersigned has independently evaluated the merits of its decision to enter into and deliver this Agreement, and hereby confirms that it has not relied on the advice of the Investors, the Company or any other person.

4. Beneficial Ownership. The undersigned hereby represents and warrants that the Undersigned does not beneficially own (as determined in accordance with Section 13(d) of the Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) any shares of Common Stock, or any economic interest therein or derivative therefrom, other than those shares of Common Stock specified on the signature page to this Agreement. For purposes of this Agreement the shares of Common Stock beneficially owned by the undersigned (whether now owned as specified on the signature page to this Agreement or hereafter acquired) are collectively referred to as the “Holder’s Shares.”

5. Lockup. From and after the date of this Agreement and until the second anniversary of the effective date of a registration statement resulting in all Shares being registered for resale by the Investors (plus one additional day for each Trading Day following the Effective Date of any Registration Statement during which either (1) the Registration Statement is not effective or (2) the prospectus forming a portion of the Registration Statement is not available for the resale of all Registrable Securities (as defined in the Registration Rights Agreement) required to be covered thereby) (the "Lockup Period"), the undersigned irrevocably agrees that, without the prior written consent of the Lead Investor, except as set forth below, it will not (A) offer, pledge, loan, encumber, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, voluntarily make any public announcement of a disposition offering or transfer, or otherwise transfer or dispose of, directly or indirectly, any of Holder’s Shares (including any securities convertible into, or exercisable or exchangeable for, or representing the rights to receive, Holder’s Shares) or engage in any Short Sales with respect to any security of the Company; or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The undersigned further agrees that it will not publicly disclose the intention to make any such offer, sale, pledge, redemption or disposition or to enter into any transaction described in the preceding sentence during the Lock-Up Period without, in each case, the prior written consent of the Lead Investor. In addition, the undersigned agrees that, without prior written consent of the Lead Investor, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration under the 1933 Act, of any Holder’s Shares or any security convertible into or exercisable or exchangeable for Holder’s Shares. In furtherance thereof, the Company will (x) place a stop order with the Transfer Agent on all Holder’s Shares, including those which are covered by a registration statement, (y) notify its Transfer Agent in writing of the stop order and the restrictions on such Holder’s Shares under this Agreement and direct the Transfer Agent not to process any attempts by the undersigned to resell or transfer any Holder’s Shares except in compliance with this Agreement. Notwithstanding the foregoing, the undersigned may transfer any of Holder's Shares by (a) bona fide gift or (b) will or intestate succession to his or her immediate family or to a trust the sole beneficiaries of which are one or more of the undersigned and his or her immediate family (the term "immediate family" meaning for these purposes the spouse, domestic partner, lineal descendant, father, mother or sibling of the undersigned), provided that (i) each resulting transferee of such Holder's Shares executes and delivers to the Lead Investor an agreement satisfactory to the certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto and (ii) the undersigned notifies the Investors at least two (2) business days prior to the proposed transfer or disposition.. Further, undersigned shall be permitted to pledge, encumber, or create a security interest in any or all of its Holder's Shares to secure the payment or performance of indebtedness and other obligations of the Company and/or its Subsidiaries to bona fide commercial lending institutions in the People's Republic of China. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

6. No Additional Fees/Payment. Other than the consideration specifically referenced herein, the undersigned agrees that no fee, payment or additional consideration in any form has been or will be paid to the undersigned in connection with this Agreement.

7. Enumeration and Headings. The enumeration and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

8. Counterparts. This Agreement may be executed in facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

9. Successors and Assigns. This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the heirs, successors and assigns of the undersigned.

10. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the undersigned and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the undersigned.

11. Amendment. This Agreement may not be amended or modified in any manner except by a written agreement if and only if such modification or amendment is consented to in writing by the Lead Investor.

12. Further Assurances. The undersigned shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any Investor or the Transfer Agent or the Company may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

13. Remedies. The Company and the Investors shall have the right to specifically enforce all of the obligations of the undersigned under this Agreement (without posting a bond or other security), in addition to recovering damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the undersigned recognizes that if it fails to perform, observe, or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Company or the Investors. Therefore, the undersigned agrees that each of the Company and the Investors shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

14. Investors’ Reliance. The undersigned, whether or not participating in the Offering, understands that the Investors are entering into the Purchase Agreement and proceeding with the Offering in reliance upon this Agreement.

15. Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be settled definitively and exclusively by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a single arbitrator appointed in accordance with said Rules. The arbitration shall take place in New York, New York, United States of America. The language to be used in the arbitral proceedings shall be English. The arbitrator shall apply the law of the State of New York, United States of America, without regard for its principles of conflict of laws. Decisions by the Investors participating in the arbitration shall be by majority vote based on the percentage of the Company owned by the individual Investors participating in the arbitration. Judgment upon the award may be entered in any court having jurisdiction thereof. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has caused this Agreement as of the day and year first above written.

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Name:

Number of shares of Common Stock beneficially owned:

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Name:

Number of shares of Common Stock beneficially owned:

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Name:

Number of shares of Common Stock beneficially owned:

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Name:

Number of shares of Common Stock beneficially owned:

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[Signature page to Lockup Agreement]